EXHIBIT 32.1

          CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL
             OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Ari Bass, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Pop3 Media Corp. on Form 10-KSB for the fiscal year ended June 30,2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Pop3 Media Corp.

Dated:   November 16, 2005                 By: /s/ Ari Bass
                                           ---------------------------------
                                           Ari Bass
                                           President and Chief Executive Officer

     A signed original of this written statement required by Section 906 has been provided to Pop3 Media Corp. and will be retained by Pop3 Media Corp. and furnished to the Securities and Exchange Commission or its staff upon request.